SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

June 20, 2003

Daisytek International Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25400	75-2421746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 Central Expressway South, Suite 200

Allen, Texas 75013

(Address of Principal Executive Offices, including zip code)

(972) 881-4700

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS

On May 7, 2003, Daisytek, Incorporated, Arlington Industries, Inc., B.A. Pargh Company, Daisytek Latin America, Inc., Digital Storage, Inc., The Tape Company, Tapebargains.com, Inc. and Virtual Demand, Inc. (collectively, the “Subsidiaries”), all of which are direct or indirect subsidiaries of Daisytek International Corporation (the “Company,” and collectively with the Subsidiaries, the “Debtors”), each filed a voluntary petition for relief under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”), under Case No. 03-34762-HDH-11. On June 3, 2003, the Company filed a voluntary petition for relief under the Bankruptcy Code in the Bankruptcy Court under Case No. 03-35724-SAF-11. Joint administration of the Company’s Chapter 11 case has been granted in connection with the petitions filed by the Subsidiaries. The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as “debtors-in-possession” pursuant to the Bankruptcy Code.

On June 20, 2003, the Subsidiaries filed unaudited Monthly Operating Reports for the period May 7, 2003 through May 31, 2003 with the United States Bankruptcy Court. The Monthly Operating Reports are included herewith as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5.

Cautionary Statement Regarding Operating Reports as Filed with the Bankruptcy Court

The Monthly Operating Reports contain financial statements and other information that has not been audited or reviewed by independent accountants and is subject to revision. The Monthly Operating Reports are in a format prescribed by applicable bankruptcy laws and contain information for periods that may be different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The financial information included in the Monthly Operating Reports is only representative of the Subsidiaries included in each Monthly Operating Report. The information set forth in the Monthly Operating Reports should not be viewed as indicative of future results and should not be used for investment purposes.

Forward-Looking Statements

Certain statements used in this Form 8-K, including the Exhibits furnished herewith, may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These forward-looking statements about the financial condition, prospects, operations and business of the Debtors are generally accompanied by words such as “anticipates,” “expects,” “estimates,” “believes,” “intends,” “plans” or similar expressions. These forward-looking statements are subject to numerous risks, uncertainties and other factors, some of which are beyond the control of the Debtors that could cause actual results to differ materially from those forecasted or anticipated in such forward-looking statements.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits

99.1	Monthly Operating Report of Daisytek, Incorporated, B.A. Pargh Company and Virtual Demand, Inc. for the period May 7, 2003 through May 31, 2003.

99.2	Monthly Operating Report of The Tape Company and Tapebargains.com, Inc. for the period May 7, 2003 through May 31, 2003.

99.3	Monthly Operating Report of Arlington Industries, Inc. for the period May 7, 2003 through May 31, 2003.

99.4	Monthly Operating Report of Daisytek Latin America, Inc. for the period May 7, 2003 through May 31, 2003.

99.5	Monthly Operating Report of Digital Storage, Inc. for the period May 7, 2003 through May 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAISYTEK INTERNATIONAL CORPORATION

By:	/s/ ERIC T. LOGAN
Eric T. Logan Interim Chief Financial Officer

Dated: June 20, 2003

Index to Exhibits

Exhibit Number	Description
99.1	Monthly Operating Report of Daisytek, Incorporated, B.A. Pargh Company and Virtual Demand, Inc. for the period May 7, 2003 through May 31, 2003.

99.2	Monthly Operating Report of The Tape Company and Tapebargains.com, Inc. for the period May 7, 2003 through May 31, 2003.

99.3	Monthly Operating Report of Arlington Industries, Inc. for the period May 7, 2003 through May 31, 2003.

99.4	Monthly Operating Report of Daisytek Latin America, Inc. for the period May 7, 2003 through May 31, 2003.

99.5	Monthly Operating Report of Digital Storage, Inc. for the period May 7, 2003 through May 31, 2003.